Expense Example, No Redemption (Vanguard Intermediate-Term Treasury Fund Retail)	Vanguard Intermediate-Term Treasury Fund Vanguard Intermediate-Term Treasury Fund - Investor Shares 2/1/2014 - 1/31/2015 USD ($)	Vanguard Intermediate-Term Treasury Fund Vanguard Intermediate-Term Treasury Fund - Admiral Shares 2/1/2014 - 1/31/2015 USD ($)
Expense Example, No Redemption:
1 YEAR	20	10
3 YEAR	64	32
5 YEAR	113	56
10 YEAR	255	128